Exhibit 99.1

Press release

Aebi Schmidt Group Provides Post-Merger Investor Update

■	Trading under the ticker symbol “AEBI”, following completion of the merger with The Shyft Group, with a strong balance sheet

■	Focused on post-merger execution, well on track to deliver the targeted synergies, despite the dynamic operating environment, including the impact of tariffs

■	Announced second quarter 2025 earnings call date of August 14, 2025

CH-Frauenfeld, Switzerland July 14, 2025 / PRNewswire – Aebi Schmidt Group (NASDAQ: AEBI) a world-class specialty vehicles leader, positioned to accelerate growth and drive exceptional value, announced highlights of its recent combination with The Shyft Group along with its upcoming second quarter earnings conference call.

Trading Highlights

■	Aebi Schmidt announced the successful completion of the previously announced merger with The Shyft Group on July 1, 2025.

■	The Shyft Group’s last trading day was Monday, June 30, 2025, and closed with a share price of $12.54.

■	The share exchange ratio under the merger was approximately 1.04, with an implied share price for Aebi Schmidt of $12.06.

■	Aebi Schmidt’s first day of regular way trading was Wednesday, July 2, 2025, and closed with a share price of $11.18.

■	Aebi Schmidt closed trading on Friday, July 11, 2025, at $11.07 following the first several days of regular way trading under the ticker symbol “AEBI”.

Financial Reporting Highlights

Aebi Schmidt’s CEO, Barend Fruithof, commented, “We are excited by the exceptional prospects for the future combined Company by delivering growth by driving commercial excellence. The team is well on track to deliver the targeted synergies of $25 to $30 million and strong operating results despite the dynamic operating environment, including the impact of tariffs. The leadership team is laser focused on executing to deliver on its commitments.”

■	The Company will report financial results under two segments with the following leadership:

-	North America led by Steffen Schewerda

-	Europe and Rest of World led by Henning Schröder

■	The independent, strong production footprints in both North America and Europe, servicing their respective markets, provide Aebi Schmidt with resiliency against potential trade barriers.

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On an unaudited, proforma basis, the Company’s net debt as of June 30, 2025, was $503 million; Aebi Schmidt expects to maintain a prudent and flexible capital structure with deleveraging targeted over the next 12 to 18 months.

■	Fully diluted share count of 78.2 million with strong anchor shareholders.

■	The combined company has a strong balance sheet with an equity of well over $700 million, representing an equity ratio of approximately 40% as of the closing of the merger.

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Second Quarter 2025 Financial Results Conference Call Date and Time

The Company will host its second quarter 2025 earnings conference call on Thursday, August 14, 2025, at 8:30 A.M. Eastern Time.

■	Participants can access the webcast and conference call at https://www.aebi-schmidt.com/investors.

■	Barend Fruithof, Group Chief Executive Officer, and Marco Portmann, Group Chief Financial Officer, will lead the call.

Investor Contact investor.relations@aebi-schmidt.com	Further information https://www.aebi-schmidt.com https://www.youtube.com/user/AebiSchmidtGroup https://media.aebi-schmidt.com (pictures, logos)

About Aebi Schmidt Group

Aebi Schmidt Group is a world-class specialty vehicles leader, positioned to accelerate growth and drive exceptional value. The Group with its headquarters in Switzerland and listed on the Nasdaq has generated proforma net sales of $1.9 billion in 2024 and employs over 6,000 people, after merging with The Shyft Group on July 1, 2025. Our production facilities and service and upfit centers are in Europe and North America, using state-of-the-art technology and continuously improved processes.

Forward-Looking Statement

This release contains information, including our sales and earnings guidance, all other information provided with respect to our outlook for 2025 and future periods, and other statements concerning our business, strategic position, financial projections, financial strength, future plans, objectives, and the performance of our products and operations that may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using words such as "believe," "expect," "intend," "potential," "future," "may," "will," "should," and similar expressions or by using future dates in connection with any discussion of, among other things, the construction or operation of new or existing facilities, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, changes in supply and demand conditions and prices for our products, trade duties and other aspects of trade policy, statements regarding our future strategies, products and innovations, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only Aebi Schmidt's beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of Aebi Schmidt's control. It is possible that Aebi Schmidt's actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from Aebi Schmidt's historical experience and our present expectations or projections. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from Aebi Schmidt's historical experience and our present expectations or projections. More information about factors that potentially could affect our financial results is included in our filings with the SEC, which are available at www.sec.gov or our website. All forward-looking statements in this release are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. We undertake no obligation to publicly update or revise any forward-looking statements in this release, whether as a result of new information, future events, or otherwise

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No offer or solicitation

This communication is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell, or the solicitation of an offer to buy or sell, any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (“Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Additional information and where to find it

Aebi Schmidt filed a registration statement on Form S-4 with the SEC in connection with its business combination with The Shyft Group, Inc. (“Shyft”). The Form S-4 contains a combined proxy statement/prospectus of Aebi Schmidt and Shyft. Aebi Schmidt and Shyft prepared and filed the combined proxy statement/prospectus with the SEC. This communication is not a substitute for any registration statement, proxy statement/prospectus or other documents that may be filed with the SEC in connection with the transaction. INVESTORS SHOULD READ THE COMBINED PROXY STATEMENT/PROSPECTUS AND SUCH OTHER DOCUMENTS FILED OR WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THE COMBINED PROXY STATEMENT/PROSPECTUS AND SUCH DOCUMENTS, BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The Form S-4, the combined proxy statement/prospectus and all other documents filed with the SEC in connection with the transaction are available when filed free of charge on the SEC’s web site at www.sec.gov.

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